                                                                    EXHIBIT 3.91

                            UNITED STATES OF AMERICA

DO HEREBY CERTIFY that a copy of the Articles of Incorporation and Initial Report of

                       U-HAUL CO. OF SOUTHERN LOUISIANA,

Domiciled at New Orleans, Louisiana, Parish of Orleans,

A corporation organized under the provisions of R. S. 1950 Title 12 Chapter 1. as amended.

By Act executed on February 12, 1970, and acknowledged on February 12, 1970, the date when corporate existence began,

Was filed and recorded in this Office on February 16, 1970, in the Record of Charters Book 289,

And the incorporation tax and all other fees having been paid as required by law, the corporation is authorized to transact business in this State, subject to the restrictions imposed by law, including the provisions of R. S. 1950, Title 12, Chapter 1, as amended.

                    [ILLEGIBLE]

                                    In testimony whereof, I have hereunto set my hand and caused the Seal of my Office to be affixed at the City of Baton Rouge on, February 16, 1970.

                                    [ILLEGIBLE]

                                    Secretary of State

                            ARTICLES OF INCORPORATION

                                       of

                        U-HAUL CO. OF SOUTHERN LOUISIANA

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Louisiana.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF SOUTHERN LOUISIANA.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Louisiana upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Louisiana.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are two thousand five hundred (2,500) shares of common stock with a par value of Ten($10.00) Dollars each, or a total capitalization of Twenty Five Thousand ($25,000.00) Dollars.

                                    ARTICLE V

         The name and address of each incorporator is as follows:

            David L. Helsten                  2727 North Central Avenue
                                              Phoenix, Arizona 85004

Page one of two pages

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1970.

                                          /s/ David L. Helsten
                                          -------------------------------------
                                          David L. Helsten

STATE OF ARIZONA    )
                    )ss:
COUNTY OF MARICOPA  )

         On this 12th Day of February, 1970, before me, a Notary Public for the State of Arizona, Personally appeared David L. Helsten, Known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 12th day of February, 1970.

                                       /s/ Helen H. Delamater
                                       ---------------------------------------
                                       Helen H. Delamater
                                       Notary Public for the State of Arizona
                                       Residing at Tempe, Arizona
                                       My Commission expires August 13, 1972

(NOTARIAL SEAL)

Page two of two pages

                                 INITIAL REPORT

                                       of

                        U-HAUL CO. OF SOUTHERN LOUISIANA

                             A Louisiana Corporation

1. The location and post office address of the corporation's registered office is 1300 Hibernia Building, New Orleans, Louisiana.

2.       The name of the registered agent at that address is C.T. Corporation
         System.

3.       The names and addresses of the initial Board of Directors Are:

      NAME                        ADDRESS
Charles L. Smith        4449 Michoud Boulevard
                        New Orleans, Louisiana 70121

Maynard J. Forman       4449 Michoud Boulevard
                        New Orleans, Louisiana 70121

Leo J. Trahan           4449 Michoud Boulevard
                        New Orleans, Louisiana 70121

Signed this 6th day of February, 1970.

                                           /s/ David L. Helsten
                                           -------------------------------------
                                           David L. Helsten

                            UNITED STATES OF AMERICA

DO HEREBY CERTIFY that a copy of an Amendment to the Charter of

                       U-HAUL CO. OF SOUTHERN LOUISIANA,

A Louisiana corporation domiciled at New Orleans, amending

                  Article I, changing the corporate name to AMERCO MARKETING CO. OF SOUTHERN LOUISIANA,

Said Amendment being by Act before a Notary Public in and for the Parish of St. Bernard, on September 24, 1970,

Was recorded in this Office on November 4, 1970, the date amendment became effective, and filed in Record of Charters Book 292.

                                    In testimony whereof, I have hereunto set my hand and caused the Seal of my Office to be affixed at the city of Baton Rouge on November 4, 1970.

                                    [ILLEGIBLE]

                                    Secretary of State

                              ARTICLES OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                        U-HAUL CO. OF SOUTHERN LOUISIANA,

                             a Louisiana Corporation

         Pursuant to the provisions of the Louisiana Business Corporation Law, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST:   The name of this corporation is U-HAUL CO. OF SOUTHERN
                  LOUISIANA.

         SECOND: That at a meeting of the Board of Directors of said corporation, duly held at New Orleans, Louisiana on August 12, 1970, the following resolution was adopted:

                           RESOLVED: That Article I of the Articles of this corporation be amended to read as follows: "The name of this corporation is AMERCO MARKETING CO. OF SOUTHERN LOUISIANA.

         THIRD: That the shareholders adopted said amendment by resolution at a special meeting held on August 12, 1970 at New Orleans, Louisiana.

         FOURTH: That the number of shares which voted for the adoption of said amendment is five hundred (500) shares, and that the total number of shares entitled to vote on said amendment is five hundred (500) shares.

         IN WITNESS WHEREOF, we, the undersigned, being the President and Secretary of U-HAUL CO. OF SOUTHERN LOUISIANA, a Louisiana corporation, have hereunto set our hands and caused the seal of said corporation to be hereunto affixed this 24 day of September, 1970.

                                    U-HAUL CO. OF SOUTHERN LOUISIANA
                                    a Louisiana corporation

                                    by: /s/ Charles L. Smith
                                        ----------------------------------------
                                        Charles L. Smith, President

(CORPORATE SEAL)

                                and by: /s/ Lois Lestelle
                                        ----------------------------------------
                                        Lois Lestelle, Secretary

Page One of Two Pages

STATE OF LOUISIANA    )
                      )ss.
COUNTY OF ST. BERNARD )

         On this the 24th day of September, 1970, before me appeared Charles L. Smith and Lois Lestelle, to me personally known, who, being by me duly sworn, did say that they are the President and Secretary, respectively, of U-HAUL CO. OF SOUTHERN LOUISIANA, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and said Charles L. Smith and Lois Lestelle, acknowledged said instrument to be the free act deed of said corporation.

                                  /s/ [ILLEGIBLE]
                                  ---------------------------------------------
                                  Notary Public for State of Louisiana

                                  My Commission expires [ILLEGIBLE]

(NOTARIAL SEAL)

Page Two of Two Pages

                            UNITED STATES OF AMERICA

DO HEREBY CERTIFY that the annexed and following is a True and Correct copy of an Amendment to the Articles of Incorporation of AMERCO MARKETING CO. OF SOUTHERN LOUISIANA, changing the corporate name to

                        U-HAUL CO. OF SOUTHERN LOUISIANA,

A Louisiana corporation domiciled at New Orleans,

As shown by comparison with document filed and recorded in this Office on March 26, 1973.

                                    In testimony whereof, I have hereunto set my hand and caused the Seal of my Office to be affixed at the City of Baton Rouge on, April 3, 1973.

                                    [ILLEGIBLE]

                                    Secretary of State

                              ARTICLES OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                   AMERCO MARKETING CO. OF SOUTHERN LOUISIANA

                             A LOUISIANA CORPORATION

         Pursuant to the provisions of the Louisiana Business Corporation Law, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of this corporation is AMERCO MARKETING CO. OF SOUTHERN LOUISIANA.

         SECOND: That at a meeting of the Board of Directors of said corporation, duly held at New Orleans, Louisiana on February 21, 1973, the following resolution was adopted:

                           RESOLVED: That Article I of the Articles of this corporation be amended to read as follows: "The name of this corporation is U-HAUL CO. OF SOUTHERN LOUISIANA."

         THIRD: That the shareholders adopted said amendment by resolution at a special meeting held on February 21, 1973, at New Orleans, Louisiana.

         FOURTH: That the number of shares which voted for the adoption of said amendment is five hundred (500) shares, and that the total number of shares entitled to vote on said amendment is five hundred (500) shares;

         IN WITNESS WHEREOF, we, the undersigned, being the President and Secretary of AMERCO MARKETING CO. OF SOUTHERN LOUISIANA, a Louisiana corporation, have hereunto set our hands and caused the seal of said corporation to be hereunto affixed this 12th day of March, 1973.

                                    AMERCO MARKETING CO. Of SOUTHERN LOUISIANA
                                    A Louisiana Corporation

                                    by: /s/ Bobbie R. Clemons
                                        ----------------------------------------
                                        Bobbie Clemons President

                                and by: /s/ Nancy D. Clemons
                                        ----------------------------------------
                                        Nancy Clemons Secretary

(CORPORATE SEAL)

STATE OF LOUISIANA    )
                      ) ss.
COUNTY OF [ILLEGIBLE] )

         On this the 12th day of March, 1973, before me appeared Bobbie Clemons and Nancy Clemons, to me personally known, who, being by me duly sworn, did say that they are the President and Secretary respectively of AMERCO MARKETING CO. SOUTHERN LOUISIANA, and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of it's Board of Directors and said Bobbie Clemons and Nancy Clemons acknowledged said instrument to be the free act and deed of said corporation.

                                    /s/ Bobbie R. Clemons
                                        ----------------------------
                                        President

                                    /s/ Nancy D. Clemons
                                        ----------------------------
                                        Secretory

                                    /s/ [ILLEGIBLE]
                                    -----------------------------------------
                                    Notary Public for State of Louisiana

                                    My Commission Expires

(NOTARIAL SEAL)

                            UNITED STATES OF AMERICA

As Secretary of State, of the State of Louisiana, I do hereby certify that a copy of an Amendment to the Articles of Incorporation of

                        U-HAUL CO. OF SOUTHERN LOUISIANA

A Louisiana corporation domiciled at New Orleans, changing the corporate name to

                             U-HAUL CO. OF LOUISIANA

Said Amendment executed on October 30, 1990, and acknowledged on October 30, 1990, the date Amendment became effective,

Was filed and recorded in this office on November 5, 1990, in the Record of Charters Book 343,

In testimony whereof, I have hereunto set my hand and caused the seal of my Office to be affixed at the city of Baton Rouge on, November 5, 1990

[ILLEGIBLE]

CH

         Secretary of State

                              ARTICLES OF AMENDMENT

                                     OF THE

                            ARTICLES OF INCORPORATION

                                       OF

                        U-HAUL CO. OF SOUTHERN LOUISIANA

                             A LOUISIANA CORPORATION

Pursuant to the provisions of the Louisiana Business Corporation Law, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST:   That the name of this corporation is: U-Haul Co. of Southern
         Louisiana.

         SECOND: That at a meeting of the Board of Directors of said corporation, duly held at Phoenix, Arizona on October 30, 1990, the following resolution was adopted:

              RESOLVED: That Article I of the Articles of Incorporation be amended to read as follows: "The name of the corporation is U-HAUL CO. OF LOUISIANA".

         THIRD:   That the shareholders adopted said amendment by resolution at a special meeting held on October 30, 1990, at Phoenix, Arizona.

         FOURTH: That the number of shares which voted for the adoption of said amendment is five hundred (500) shares, and that the total number of shares entitled to vote on said amendment is five hundred (500) shares.

DATED: October 30, 1990

                                        U-HAUL CO. OF SOUTHERN LOUISIANA,
                                        a Louisiana Corporation

                                        By: /s/ John A. Lorentz
                                            ------------------------------------
                                            John A. Lorentz, President

                                        By: /s/ Gary V. Klinefelter
                                            ------------------------------------
                                            Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

On this the 30th day of October, 1990, before me appeared John A. Lorentz and Gary V. Klinefelter, to me personally known, who, being by me duly sworn, did say that they are the President and Secretary respectively of U-Haul Co. of Southern Louisiana and the they executed the above instrument to be the free act and deed of said corporation.

                                        /s/ John A. Lorentz
                                        ------------------------------------
                                        John A. Lorentz, President

                                        Gary V. Klinefelter
                                        ------------------------------------
                                        Gary V. Klinefelter, Secretary

                                        [ILLEGIBLE]
                                        ------------------------------------
         (NOTARIAL SEAL)                        NOTARY PUBLIC